EXHIBIT 1

                             JOINT FILING AGREEMENT


In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, each of the persons named below agrees to the joint filing of a Statement on Schedule 13D (including amendments thereto) with respect to the common stock, $0.01 par value per share, of TransMontaigne, Inc., a Delaware corporation, and further agrees that this joint filing agreement be included as an exhibit to such filings provided that, as contemplated by Section 13d-1(k)(1)(ii), no person shall be responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

Dated as of May 17, 2006.
                                    MORGAN STANLEY


                                    /S/ DENNINE BULLARD
                                    ---------------------------------
                                    Name:  Dennine Bullard
                                    Title: Authorized Signatory


                                    MORGAN STANLEY CAPITAL GROUP INC.


                                    /S/ ROBERT P. KINNEY
                                    ---------------------------------
                                    Name:  Robert P. Kinney
                                    Title: Vice President

                                    MORGAN STANLEY & CO. INCORPORATED


                                    /S/ DENNINE BULLARD
                                    ---------------------------------
                                    Name:  Dennine Bullard
                                    Title: Authorized Signatory


                                    MORGAN STANLEY DW INC.


                                    /S/ KIRK WICKMAN
                                    ---------------------------------
                                    Name:  Kirk Wickman
                                    Title: Managing Director, General Counsel
                                           and Secretary